EXHIBIT 99.1
          EARNINGS PRESS RELEASE OF CITIZENS SOUTH BANKING CORPORATION

                  CITIZENS SOUTH BANKING CORPORATION ANNOUNCES
              EARNINGS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

      GASTONIA, NC, January 26, 2004 --- Citizens South Banking Corporation (Nasdaq: CSBC), the holding company for Citizens South Bank, announced earnings for the quarter ended December 31, 2003, of $966,000, or $0.11 per diluted share, compared to $1,185,000, or $0.13 per diluted share, for the quarter ended December 31, 2002. The Company also reported earnings for the twelve months ended December 31, 2003, of $3.4 million, or $0.39 per diluted share, as compared to $4.5 million, or $0.51 per diluted share, for the twelve months ended December 31, 2002.

      The reduction in earnings from our record fourth quarter earnings of 2002 was primarily the result of a lower level of net interest income. Net interest income for the quarter ended December 31, 2003, totaled $3.3 million, as compared to $3.6 million for the quarter ended December 31, 2002. The change was principally due to a decrease in the yield on interest-earning assets resulting, in part, from a decrease in the prime interest rate, coupled with a reduction in outstanding residential mortgage loans. The Company did experience positive growth in its other loan portfolios. Commercial mortgage, business, and consumer loans increased by $30.9 million, or 19.4%, from December 31, 2002, to December 31, 2003. In addition, nonperforming assets improved from 0.37% of total assets as of December 31, 2002, to 0.14% of total assets as of December 31, 2003, and nonperforming loans remain well below industry peers at 0.17% of total loans at the end of 2003.

      Deposits also continued to grow from the previous year with the strongest growth coming in demand deposit accounts (including money market accounts) which increased by $19.1 million, or 26.2%, year over year. Total deposits increased by $1.6 million, or 0.5%, from December 31, 2002, to December 31, 2003.

      Noninterest income during the comparable quarters increased 61.5% from $1.3 million to $2.1 million, and noninterest expense increased 33.3% from $3.0 million to $4.0 million. These increases were largely the result of expenses associated with implementing a recognition and retention plan and a corresponding gain on the sale of investments utilized as funding for this plan.

      Kim S. Price, President and CEO commented, "We continue to be pleased with the progress we are making in transitioning the Company to a community commercial bank franchise. The interest rate environment and weak economy of 2003 have had only a minimal effect in impeding our earnings progress, and we are delighted to be able to continue to report very positive commercial loan, deposit, and asset quality trends. In addition, our linked quarter net interest margin is improving, demonstrating that our focus and emphasis in this area is beginning to bear the fruits of our labor."

      Citizens South Bank was founded in 1904 and has ten offices in three North Carolina counties - Gaston, Rowan, and Iredell, including eight cities - three in Gastonia and one each in Dallas, Mount Holly, Stanley, Salisbury, Statesville, Mooresville, and Rockwell.

      This news release contains certain forward-looking statements, which are subject to risks and uncertainties. A number of factors could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed from time to time with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2002, describe some of these factors. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events.

                                (Tables Follow)

Citizens South Banking Corporation
Selected Financial Information
(dollars in thousands, except per share data)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          2003                             Years Ended December 31,
                                                 ------------------------------------------------------    ------------------------
                                                  Fourth          Third          Second        First
                                                  Quarter        Quarter        Quarter       Quarter         2003          2002
                                                 ----------    -----------     ----------    ----------    ----------    ----------
                                                (unaudited)    (unaudited)    (unaudited)   (unaudited)    (unaudited)
Income Statement Data:
Interest income ...............................  $    5,215    $     5,206     $    5,645    $    5,903    $   21,969    $   24,716
Interest expense ..............................       1,916          2,202          2,286         2,328         8,732        10,195
                                                 ----------    -----------     ----------    ----------    ----------    ----------
Net interest income ...........................       3,299          3,004          3,359         3,575        13,237        14,521
Provision for loan losses .....................          15             15             15            15            60           225
                                                 ----------    -----------     ----------    ----------    ----------    ----------
Net int. income after provision for loan losses       3,284          2,989          3,344         3,560        13,177        14,296
Noninterest income ............................       2,068          1,159          1,358         1,085         5,670         4,121
Noninterest expense ...........................       3,958          2,859          3,131         2,763        12,711        11,316
Prepayment penalty on FHLB advances ...........           0          1,289              0             0         1,289            65
                                                 ----------    -----------     ----------    ----------    ----------    ----------
Income before income taxes ....................       1,394              0          1,571         1,882         4,847         7,036
Income tax expense ............................         428            (94)           447           675         1,456         2,528
                                                 ----------    -----------     ----------    ----------    ----------    ----------
Net income ....................................  $      966    $        94     $    1,124    $    1,207    $    3,391    $    4,508
Per Share Data:
Basic net income ..............................  $     0.11    $      0.01     $     0.13    $     0.14    $     0.39    $     0.51
Diluted net income ............................        0.11           0.01           0.13          0.14          0.39          0.51
Cash dividends declared .......................        0.06           0.06           0.06          0.06          0.24          0.16
Period-end book value .........................       10.07          10.42          10.67         10.68         10.07         10.64
Financial Ratios:
Return on average stockholders' equity ........        4.31%          0.40%          4.72%         5.00%         3.61%         7.61%
Return on average assets ......................        0.78           0.08           0.90          0.97          0.68          0.98
Efficiency ratio ..............................       89.67         100.29          66.96         59.26         78.16         61.11
Net interest margin ...........................        2.68           2.43           2.69          2.88          2.67          3.17
Average equity to average assets ..............       18.21          19.11          19.10         19.41         18.96         12.93
Asset Quality Data:
Allowance for loan losses .....................  $    2,969    $     3,007     $    3,002    $    3,000    $    2,969    $    2,995
Nonperforming loans ...........................         529          1,102            802           570           529           516
Nonperforming assets ..........................         674          1,270            948           810           674         1,823
Allowance for loan losses to total loans ......        0.98%          1.01%          0.98%         0.98%         0.98%         0.97%
Nonperforming loans to total loans ............        0.17           0.38           0.26          0.19          0.17          0.17
Nonperforming assets to total assets ..........        0.14           0.26           0.19          0.16          0.14          0.37
              Average Balances:
Total assets ..................................  $  492,567    $   493,732     $  498,901    $  496,746    $  495,138    $  458,316
Loans receivable ..............................     292,925        294,980        305,750       299,722       298,344       320,505
Interest-earnings assets ......................     446,270        448,698        454,675       453,110       450,688       416,748
Deposits ......................................     343,662        337,595        348,817       338,799       340,468       337,422
Interest-bearing liabilities ..................     383,796        377,824        383,355       374,869       379,961       381,664
Stockholders' equity ..........................      89,690         94,408         95,268        96,648        93,873        59,243
Common shares outstanding, basic ..............   8,483,176      8,596,575      8,660,195     8,757,664     8,623,838     8,767,982
Common shares outstanding, diluted ............   8,618,639      8,752,979      8,808,915     8,920,531     8,762,545     8,870,054
               At Period End:
Total assets ..................................  $  495,537    $   489,341     $  501,217    $  501,216    $  495,537    $  492,567
Loans receivable, net .........................     295,026        288,699        298,757       299,291       295,026       299,906
Interest-earnings assets ......................     448,401        441,996        454,746       457,433       448,401       456,611
Deposits ......................................     342,446        339,619        345,014       343,865       342,446       340,862
Interest-bearing liabilities ..................     388,434        379,967        384,239       383,287       388,434       377,234
Stockholders' equity ..........................      87,669         91,667         95,253        96,795        87,669        96,383
                 Other Data:
Amortization of intangible assets .............  $       81    $        91     $      106    $      126    $      404    $      963
Net gain / (loss) on sale of assets ...........         953             23             42             4         1,022           105
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

Citizens South Banking Corporation
Consolidated Statements of Financial Condition
(dollars in thousands)

                                                                                                     December, 31      December 31,
                                                                                                         2003              2002
                                                                                                       ---------        ---------
                                                                                                      (unaudited)
   ASSETS
Cash and due from banks ......................................................................         $   5,355        $   7,607
Interest-earning bank balances ...............................................................             2,859           39,392
                                                                                                       ---------        ---------
   Cash and cash equivalents .................................................................             8,214           46,999
Investment securities available-for-sale, at fair value ......................................            56,233           39,594
Mortgage-backed securities available-for-sale, at fair value .................................            89,168           70,409
Loans receivable, net unearned income ........................................................           297,995          302,901
Allowance for loan losses ....................................................................            (2,969)          (2,995)
                                                                                                       ---------        ---------
   Loans receivable, net .....................................................................           295,026          299,906
Real estate acquired through foreclosure, net ................................................               145            1,307
Accrued interest receivable ..................................................................             1,943            1,913
Premises and equipment, net ..................................................................            14,939            8,807
Federal Home Loan Bank stock, at cost ........................................................             2,915            2,639
Cash value of life insurance policies ........................................................            12,317            6,834
Core deposit intangible ......................................................................             1,080            1,484
Goodwill .....................................................................................             6,670            6,670
Other assets .................................................................................             6,887            6,005
                                                                                                       ---------        ---------

   Total assets ..............................................................................         $ 495,537        $ 492,567
                                                                                                       =========        =========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Noninterest-bearing demand accounts ..........................................................         $  12,906        $  11,203
Interest-bearing demand accounts .............................................................            30,780           25,773
Money market deposit accounts ................................................................            48,189           35,811
Savings accounts .............................................................................            36,754           43,670
Time deposits ................................................................................           213,817          224,405
                                                                                                       ---------        ---------
   Total deposits ............................................................................           342,446          340,862
Borrowed money ...............................................................................            58,981           47,575
Advances from borrowers for property taxes and insurance .....................................               259              440
Accrued interest payable .....................................................................               173              382
Other liabilities ............................................................................             6,009            6,925
                                                                                                       ---------        ---------
   Total liabilities .........................................................................           407,868          396,184

Stockholders' Equity:
Common stock issued and outstanding, $0.01 par value, 20,000,000 shares authorized, 9,062,727 shares issued and outstanding at December 31, 2002;
   8,703,113 shares issued and outstanding at December 31, 2003 ..............................                88               91
Additional paid-in-capital ...................................................................            59,610           68,176
Unallocated common stock held by Employee Stock Ownership Plan ...............................            (1,978)          (2,162)
Treasury stock of 359,614 shares at cost at December 31, 2003 ................................                (4)               0
Retained earnings, substantially restricted ..................................................            29,993           28,739
Accumulated unrealized gain on securities available-for-sale, net of tax .....................               (40)           1,539
                                                                                                       ---------        ---------
   Total stockholders' equity ................................................................            87,669           96,383
                                                                                                       ---------        ---------

Total liabilities and stockholders' equity ...................................................         $ 495,537        $ 492,567
                                                                                                       =========        =========

Citizens South Banking Corporation
Consolidated Statements of Operations
(in thousands, except per share data)

                                                                              Three Months                     Twelve Months
                                                                           Ended December 31,                Ended December 31,
                                                                       ---------------------------       ---------------------------
                                                                          2003             2002             2003             2002
                                                                       ----------       ----------       ----------       ----------
                                                                      (unaudited)      (unaudited)      (unaudited)
Interest Income
Loans receivable ...............................................       $    3,887       $    4,917       $   16,798       $   21,232
Investment securities ..........................................              495              417            1,495            1,482
Interest-bearing deposits ......................................               31              304              250              600
Mortgage-backed and related securities .........................              802              481            3,426            1,402
                                                                       ----------       ----------       ----------       ----------
   Total interest income .......................................            5,215            6,119           21,969           24,716

Interest Expense
Deposits .......................................................            1,465            1,934            6,501            7,962
Borrowed funds .................................................              451              561            2,231            2,233
                                                                       ----------       ----------       ----------       ----------
Total interest expense .........................................            1,916            2,495            8,732           10,195
                                                                       ----------       ----------       ----------       ----------

Net interest income ............................................            3,299            3,624           13,237           14,521
Provision for loan losses ......................................               15               20               60              225
                                                                       ----------       ----------       ----------       ----------

   Net interest income after provision for loan losses .........            3,284            3,604           13,177           14,296

Noninterest Income
Fee income on deposit accounts .................................              667              597            2,459            2,288
Fee income on loan accounts ....................................               78              272              832              770
Dividends on Federal Home Loan Bank stock ......................               23               33              102              177
Fair value adjustment on Rabbi trust accounts ..................              133               65              312                2
Gain on sale of assets .........................................              953              176            1,121              243
Other noninterest income .......................................              214              189              844              641
                                                                       ----------       ----------       ----------       ----------
   Total noninterest income ....................................            2,068            1,332            5,670            4,121

Noninterest Expense
Compensation and benefits ......................................            2,472            1,508            6,969            5,553
Fair value adjustment on deferred compensation .................              133               65              312                2
Occupancy and equipment expense ................................              353              367            1,345            1,430
Professional services ..........................................              137               97              581              327
Amortization of intangible assets ..............................               81              155              404              963
Loss on sale of assets .........................................                0                4               99              138
Mark-to-market adjustments on OREO .............................                0              169                0              169
Prepayment penalty on Federal Home Loan Bank advance ...........                0                0            1,289               65
Other noninterest expenses .....................................              782              705            3,001            2,734
                                                                       ----------       ----------       ----------       ----------
   Total noninterest expense ...................................            3,958            3,070           14,000           11,381

Income before income taxes .....................................            1,394            1,866            4,847            7,036

Provision for income taxes .....................................              428              681            1,456            2,528
                                                                       ----------       ----------       ----------       ----------

Net income .....................................................       $      966       $    1,185       $    3,391       $    4,508
                                                                       ==========       ==========       ==========       ==========

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Basic earnings per share .......................................       $     0.11       $     0.13       $     0.39       $     0.51
Diluted earnings per share .....................................       $     0.11       $     0.13       $     0.39       $     0.51

Basic average common shares outstanding ........................        8,483,176        8,733,665        8,623,838        8,767,983
Diluted average common shares outstanding ......................        8,618,639        8,891,474        8,762,545        8,870,055